UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2026

HUBBELL INCORPORATED

(Exact name of registrant as specified in its charter)

Connecticut	1-2958	06-0397030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Waterview Drive Shelton, Connecticut		06484
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (475) 882-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value $0.01 per share	HUBB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	Entry into a Material Definitive Agreement.

On May 1, 2026, Hubbell Incorporated, a Connecticut corporation, and Hubbell Incorporated (Delaware), a Delaware corporation and wholly-owned subsidiary of Hubbell Incorporated, entered into a Stock Purchase Agreement (the “Agreement”), by and among Hubbell Incorporated (Delaware), NSI Electrical Buyer, Inc., a Delaware corporation (the “Company”), NSI Buyer, LP, a Delaware limited partnership (“Seller”), and Hubbell Incorporated, as parent guarantor (together with Hubbell Incorporated (Delaware), “Hubbell”). Subject to the terms and conditions set forth in the Agreement, Hubbell agreed to purchase NSI Industries, a provider of electrical fittings, connectors, components and wire management products serving industrial, infrastructure and commercial markets, by acquiring all the issued and outstanding capital stock of the Company (together with its subsidiaries, “NSI” and such acquisition, the “Transaction”).

Pursuant to the Agreement, Hubbell agreed to pay an aggregate purchase price of $3.0 billion in cash, subject to customary adjustments related to cash, indebtedness, working capital and transaction expenses, as set forth in the Agreement. Hubbell anticipates that the Transaction will be financed with a combination of cash-on-hand and debt.

The closing of the Transaction is subject to certain customary closing conditions, including, among others: (a) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (b) the accuracy of the parties’ respective representations and warranties, subject to standards of materiality as set forth in the Agreement; (c) the compliance by the parties with their respective covenants and obligations under the Agreement, in all material respects; and (d) the absence of a Material Adverse Effect (as defined in the Agreement). The parties have agreed that the closing of the Transaction will not occur prior to May 31, 2026 without Hubbell’s consent.

The Agreement contains customary representations, warranties, and covenants. Between the date of the Agreement and the closing of the Transaction, subject to certain exceptions, Seller has agreed to use its commercially reasonable efforts to cause the business of NSI to be conducted only in the ordinary course and substantially in the same manner as previously conducted and to not take certain actions with respect to NSI without Hubbell’s prior written consent.

The Agreement includes customary termination provisions, including the right of either Hubbell or Seller to terminate the Agreement if (a) the closing of the Transaction has not occurred by eight months following the date of the Agreement (subject to two 60-day automatic extensions under certain circumstances up through the one-year anniversary of the date of the Agreement) (the “Outside Date”), (b) there is an Order (as defined in the Agreement) permanently enjoining or otherwise prohibiting the consummation of the Transaction or (c) the other party has breached its representations, warranties or covenants in a way that prevents satisfaction of a closing condition, subject to a cure period. If the Agreement is terminated for failure to close the Transaction prior to the Outside Date for reasons specified in the Agreement relating to the failure to obtain antitrust approvals, Hubbell will be required to pay to Seller or its designee a termination fee equal to $150 million.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Agreement, attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Agreement and is qualified in its entirety by the terms and conditions of the Agreement. It is not intended to provide any other factual information about Hubbell, the Seller or its or their respective subsidiaries and affiliates, including NSI. The Agreement contains representations and warranties by each of the parties to the Agreement, which were made only for purposes of the Agreement and as of specified dates. The representations, warranties, covenants, and agreements in the Agreement were made solely for the benefit of the parties to the Agreement, are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties, covenants, and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of Hubbell, the Seller or its or their respective subsidiaries and affiliates, including NSI. Moreover, information concerning the subject matter of the representations, warranties, covenants, and agreements may change after the date of the Agreement, which subsequent information may or may not be fully reflected in Hubbell’s public disclosures.

ITEM 7.01	Regulation FD Disclosure.

On May 4, 2026, Hubbell issued a press release, attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference, announcing entry into the Agreement described above.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On May 1, 2026, in connection with its entry into the Agreement, Hubbell Incorporated entered into a commitment letter (the “Commitment Letter”), with JPMorgan Chase Bank, N.A. (“JPMCB”), Bank of America, N.A. (“BANA”), BofA Securities, Inc. (“BofAS” and, together with BANA, “BofA”), HSBC Bank USA, National Association (“HSBC Bank”) and HSBC Securities (USA) Inc. (“HSBC Securities” and, together with HSBC Bank, “HSBC”; JPMCB, BofA and HSBC together, the “Commitment Parties”), pursuant to which certain of the Commitment Parties committed to provide, subject to the terms and conditions set forth therein, up to $2,800,000,000 of senior unsecured bridge loans, the proceeds of which may be used for purposes of financing the Transaction, repaying certain existing indebtedness of NSI, and paying fees and expenses in connection with the foregoing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document Description

2.1	Stock Purchase Agreement, by and among Hubbell Incorporated (Delaware), NSI Electrical Buyer, Inc., NSI Buyer, LP and Hubbell Incorporated, dated as of May 1, 2026*

99.1	Press Release, dated May 4, 2026

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*

Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Hubbell hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission; provided, that Hubbell may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

Information Concerning Forward Looking Statements

Certain statements contained in this Current Report on Form 8-K and exhibits attached hereto may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding anticipated growth, changes in operating results, market conditions and economic conditions, our strategy, and statements regarding the consummation of the Transaction and receipt of required regulatory approvals and the anticipated benefits to Hubbell thereof, as well as the timing for the Transaction to close and become accretive to Hubbell’s and Hubbell Electrical Solutions’ adjusted operating margins, accretive to adjusted earnings per share and long-term organic growth, opportunities for cross-selling and channel conversions, as well as projected NSI anticipated 2026 adjusted EBITDA and revenues, are forward-looking statements. These statements may be identified by the use of forward-looking words or phrases such as “believe”, “expect”, “anticipate”, “intend”,

“depend”, “plan”, “estimated”, “predict”, “target”, “should”, “could”, “may”, “subject to”, “continues”, “growing”, “prospective”, “forecast”, “projected”, “purport”, “might”, “if”, “contemplate”, “potential”, “pending”, “goals”, “scheduled”, “will”, “will likely be”, and similar words and phrases. Such forward-looking statements are based on our current expectations and involve numerous assumptions, known and unknown risks, uncertainties and other factors which may cause actual and future performance or Hubbell’s achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: the impact of and substantial uncertainty regarding the duration of existing and newly announced trade tariffs, import quotas or other trade actions, restrictions or measures taken by the United States, China, Mexico, the United Kingdom, member states of the European Union, and other countries, including the recent and ongoing potential changes in U.S. trade policies, that may be made by the current or a future presidential administration and changes in trade policies in other countries made in response to changes in the U.S. trade policies; the general impact of inflation on our business, including the impact on raw materials costs, elevated interest rates and increased energy costs and our ability to implement and maintain pricing actions that we have taken to cover higher costs and protect our margin profile; economic and business conditions in particular industries, markets or geographic regions, as well the potential for macro-economic effects of the U.S. government federal deficit, and continued inflation, a significant economic slowdown, stagflation or recession; effects of unfavorable foreign currency exchange rates and the potential use of hedging instruments to hedge the exposure to fluctuating rates of foreign currency exchange on inventory purchases; supply chain disruptions and availability, costs and quantity of raw materials, purchased components, energy and freight; changes in demand for our products, market conditions, product quality, or product availability adversely affecting sales levels; ability to effectively develop and introduce new products; changes in markets or competition adversely affecting realization of price increases; continued softness in the grid automation market of Utility Solutions and residential market of Electrical Solutions; failure to achieve projected levels of efficiencies, and maintain cost savings and cost reduction measures, including those expected as a result of our lean initiatives and strategic sourcing plans; failure to comply with import and export laws; changes relating to impairment of our goodwill and other intangible assets; inability to access capital markets or failure to maintain our credit ratings; changes in expected or future levels of operating cash flow, indebtedness and capital spending; regulatory issues, and extensive worldwide changes to the taxation of multinational enterprises, including global minimum tax rules under the Organisation for Economic Co-operation and Development’s Pillar Two initiative and potential modifications to corporate taxation by the U.S. government, including adjustments to tax rates, deduction limitations, cross-border tax provisions, and administrative guidance; a major disruption in one or more of our manufacturing or distribution facilities or headquarters, including the impact of plant consolidations and relocations; changes in our relationships with, or the financial condition or performance of, key distributors and other customers, agents or business partners which could adversely affect our results of operations; the impact of productivity improvements on lead times, quality and delivery of product; anticipated future contributions and assumptions including increases in interest rates and changes in plan assets with respect to pensions and other retirement benefits, as well as pension withdrawal liabilities; adjustments to product warranty accruals in response to claims incurred, historical experiences and known costs; unexpected costs or charges, certain of which might be outside of our control; changes in strategy due to economic conditions or other conditions outside of our control affecting anticipated future global product sourcing levels; ability to carry out future acquisitions and strategic investments in our core businesses as well as the acquisition related costs; the ability of government customers to meet their financial obligations; political unrest and military actions in foreign countries, including the conflicts in Ukraine and the Middle East and trade tensions with China, as well as the impact on world markets and energy supplies and prices resulting therefrom, including the U.S.-Israel-Iran conflict, which has had substantial effects on global trade, the energy markets and the financial markets; the impact of potential natural disasters or additional public health emergencies on our financial condition and results of operations; failure of information technology systems, cybersecurity breaches, cyber threats, malware, phishing attacks, break-ins and similar events resulting in unauthorized disclosure of confidential information or disruptions or damage to information technology systems that could cause interruptions to our operations or adversely affect our internal control over financial reporting; incurring significant and/or unexpected costs to avoid, manage, defend and litigate intellectual property matters; future repurchases of common stock under our common stock repurchase program; changes in accounting principles, interpretations, or estimates; failure to comply with any laws and regulations, including those related to data privacy and information security; the outcome of environmental, legal and tax contingencies or costs compared to amounts provided for such contingencies; improper conduct by any of our employees, agents or business partners that damages our reputation or subjects us to civil or criminal liability; our ability to hire, retain and develop qualified personnel; the ability to successfully manage and integrate acquired businesses, such as the acquisitions of Alliance USAcqCo 2, Inc. (the Ventev business), Nicor, Inc. (the Nicor business), and Power Rose Acquisition, Inc. (the DMC Power business), as well as the failure to realize expected synergies and benefits anticipated when we make an acquisition due to potential adverse reactions or changes to business or employee relationships resulting from completion of the transaction, competitive responses to the transaction, the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of an acquired business, diversion of management’s attention from ongoing business operations and opportunities, and litigation relating to the transaction; the impact of certain divestitures, including the benefits and costs of the sale of the residential lighting business; the ability to effectively implement Enterprise Resource Planning systems without disrupting operational and financial processes; Hubbell and NSI’s ability to complete the Transaction on the proposed terms or on the anticipated timeline, or at all; failure to achieve the anticipated benefits from the Transaction; other risks related to the completion of the Transaction and actions related thereto, including transaction costs and/or unknown or inestimable liabilities; risk factors related to the integration of NSI and the future opportunities and plans for the combined company; and other factors described in our Securities and Exchange Commission filings, including in the “Business”, “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, “Forward-Looking Statements”, and “Quantitative and Qualitative Disclosures about Market Risk” sections in our Annual Report on Form 10-K for the year ended December 31, 2025 and Quarterly Reports on Form 10-Q. Any such forward-looking statements are not guarantees of future performance and actual results, developments and business decisions may differ from those contemplated by such forward-looking statements. Hubbell disclaims any duty to update any forward-looking statement, all of which are expressly qualified by the foregoing, other than as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUBBELL INCORPORATED

By:	/s/ Katherine A. Lane
Name:	Katherine A. Lane
Title:	Executive Vice President, General Counsel and Secretary

Date: May 4, 2026